UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-14893                13-4038356
  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)

                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

As previously disclosed in the Proxy Statement for the 2005 Annual Meeting of Shareholders of The Pepsi Bottling Group, Inc. ("PBG"), the Audit and Affiliated Transactions Committee of PBG's Board of Directors (the "Audit Committee") determined in late 2004, in accordance with sound corporate governance practices, that it would issue a request for proposal with regard to PBG's audit engagement (the "Audit RFP"). KPMG LLP has been PBG's independent auditors since PBG became a public company in 1999. The Audit Committee decided to issue the Audit RFP because it wanted the opportunity to review other auditing firms as prospective independent auditors for PBG and to consider the benefits and detriments of changing independent auditors. This decision was not related to the quality of services provided by KPMG. The Audit RFP was issued to several large public accounting firms, including KPMG, in February 2005.

At a meeting held on June 1, 2005, the Audit Committee approved the engagement of Deloitte & Touche LLP ("D&T") as PBG's independent auditors and the dismissal of KPMG. This change in independent auditors is effective as of June 1, 2005 (the "Auditor Change Date").

KPMG's reports on PBG's consolidated financial statements for the fiscal years ended December 27, 2003 and December 25, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as required by U.S. Generally Accepted Accounting Principles, PBG adopted Emerging Issues Task Force Issue No. 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor," as of December 29, 2002. In addition, KPMG's report on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of PBG's internal control over financial reporting as of December 25, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of PBG's financial statements for each of the fiscal years ended December 27, 2003 and December 25, 2004 and during the current fiscal year through the Auditor Change Date, there were no disagreements between PBG and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their reports (a "Disagreement"). During the two most recent fiscal years and during the current fiscal year through the Auditor Change Date, there have been no "Reportable Events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

PBG provided KPMG this Form 8-K prior to filing it with the Securities and Exchange Commission ("SEC"), and PBG requested KPMG to furnish PBG with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of KPMG's letter, dated June 3, 2005, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years, and through the Auditor Change Date, PBG did not consult with D&T regarding the application of accounting principles to any transaction (completed or proposed), the type of audit opinion that might be rendered on PBG's financial statements, or any matter that was either the subject of a Disagreement or a Reportable Event. PBG provided D&T with this Form 8-K prior to filing it with the SEC, and D&T declined the opportunity to furnish PBG with a letter addressed to the SEC containing any new information, clarification or disagreement with the disclosure set forth in this paragraph.

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits.

       16.1   Letter of KPMG to the SEC dated June 3, 2005.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE PEPSI BOTTLING GROUP, INC.
                                    (Registrant)


           Date: June 6, 2005            /s/ Steven M. Rapp
           ------------------    ---------------------------------------
                                               (Signature)
                                 Steven M. Rapp, Senior Vice President,
                                     General Counsel and Secretary